SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           GRANGE NATIONAL BANC CORP.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                       N/A
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
/X/ No Fee Required

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
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


                    GRANGE NATIONAL BANC CORP.
                       Main and Bee Streets
                  Laceyville, Pennsylvania 18623




Dear Shareholders:

     The Annual Meeting of Shareholders of Grange National Banc Corp. will be held at 10:00 a.m. on May 5, 2000 at the Pink Apple Restaurant, 651 SR 6W, Tunkhannock, Pennsylvania.

    The items to be voted on at this meeting are listed in the attached proxy statement.

    Enclosed is a form of proxy for your use. We urge you to vote by signing the proxy, even though you plan to attend the meeting, and mailing it to us in the accompanying stamped envelope. Be sure it is signed exactly as the name or names appear on the proxy.

    A copy of our Annual Report for 1999 is enclosed.

                             Sincerely yours,




                             Robert C. Wheeler
                             Chairman of the Board


April 5, 2000


Enclosures

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 5, 2000



TO OUR SHAREHOLDERS;

    Notice is hereby given that the annual meeting of shareholders of GRANGE NATIONAL BANC CORP. ("Company") will be held on May 5, 2000 at 10 a.m. (prevailing time), at the Pink Apple Restaurant, 651 SR 6 W, Tunkhannock, Pennsylvania 18657, for the following purposes:

     1. To elect three Class 3 Directors named herein to serve for a three-year term as Directors of the Company, as more fully described in the accompanying Proxy Statement;

     2. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed March 31, 2000 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

     If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


April 5, 2000                     By Order of the Board of Directors,


                                  Robert C. Wheeler, Chairman of the Board

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623

                                 PROXY STATEMENT

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Grange National Banc Corp. ("Company") for use at the annual meeting ("Annual Meeting") of shareholders to be held on May 5, 2000 at 10:00 a.m. (prevailing time) at the Pink Apple Restaurant, 651 SR 6 W, Tunkhannock, Pennsylvania 18657 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is April 5, 2000.

     Sending in a signed proxy will not affect the shareholders' right to attend the meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

     The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of the Company and its bank subsidiary, Grange National Bank ("Bank"), without additional compensation. Upon request by record holders of the Company's Common Stock, par value $5.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's Common Stock for election of all nominees for Class 3 Directors hereinafter named.

     The enclosed confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (I) matters which the Company does not know that are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     The Company is not aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

     The Board of Directors has fixed March 31, 2000 as the record date ("Record Date") for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

     The Company had 783,807 shares of Common Stock outstanding on the Record Date. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast, constitutes a quorum. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attended the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing of directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders are entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting. Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting except for certain restrictions (hereinafter summarized).

     The election of directors will be determined by a plurality vote and the three nominees receiving the most "for" votes will be elected.

     Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

     Article 8 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

     The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which included such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

     In the event of a violation of Article 8 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 8 and the Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the current market price of such shares.

     The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-KSB for 1999. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB".

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 15, 2000, the beneficial ownership of the Company's Common Stock by each director and nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by the directors, nominees for directors and executive officers of the Company as a group. To the Company's knowledge, there is no other person who beneficially owned 5% or more of the Company's outstanding Common Stock as of March 15, 2000. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.



                          Amount of Common
Name of Individual or    Stock Beneficially       Percent of
  Identity of Group           Owned(a)            Class(a)
------------------------------------------------------------
Brian R. Ace                 13,303(b)              1.68%

Thomas C. Burns              12,079(b)              1.53%

W. Kenneth Price             20,753(b)(g)           2.62%

Sally A. Steele              15,213(b)              1.92%

Edward A. Coach               2,628(c)              0.33%

John W. Purtell              52,911(d)              6.70%
Box 70
LeRaysville, PA 18829

Robert C. Wheeler            12,716(e)              1.61%

Thomas A. McCullough         38,492(f)              4.76%

Russell G. Newell            22,249                 2.84%

Directors, Nominees, and    224,500(h)             25.64%
Executive Officers as a
Group (11 persons)

----------

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 8,132 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Non-Employee Director Stock Option Plan and the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.

(c) Includes 2,106 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Non-Employee Director Stock Option Plan and the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.

(d) Includes 5,943 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Non-Employee Director Stock Option Plan and the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.

(e) Includes 7,363 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Non-Employee Director Stock Option Plan and the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.

(f) Includes 467 shares held by Mr. McCullough as a custodian for his children, 220 shares owned jointly with other relatives, 1,300 shares held in street name and 24,407 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Employee Stock Option Plan.

(g)  Includes 1,661 shares owned individually by Mr. Price's spouse.

(h) Includes 91,740 shares which may be acquired within 60 days upon exercise of options.


                              ELECTION OF DIRECTORS

     As permitted under Pennsylvania law, the Articles of Incorporation of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into three classes, with members of each class serving three-year terms. The Company's Articles of Incorporation further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of nine members.

     At the Annual Meeting, the shareholders will elect three Class 3 Directors to serve for a term of three years and until their successors are elected and qualified.

     The Board of Directors has designated the persons listed below to be nominees for election as Class 3 Directors. The nominees are being nominated to serve until the end of their terms and until their successors are elected and qualified. The Company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote for the election of the Company's nominees.

     A vote in favor of the three Class 3 directors nominated by the Board of Directors will also be deemed to be a vote in favor of having three Class 3 directors.

     The Bylaws of the Company require that nominations for Directors to be elected at an annual meeting of shareholders, except those made by management of the Company, must be submitted to the Secretary of the Company in writing not later than the close of business on the 20th day immediately preceding the date of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in such officer's discretion, be disregarded by the presiding officer of the meeting, and upon the presiding officer's instruction, the vote talliers may disregard all votes cast for each nominee. In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Company shall be counted if at least one nomination for that person complies with this provision.

     The Company's Bylaws provide that every Director must be a shareholder of the Company and must own in the Director's name the number of shares (if any) required by law in order to qualify as such Director.

Information as to Directors and Nominees

     The following table contains certain information with respect to the nominees for Class 3 Directors.

                                                                          Year First Elected
                                                                             or Appointed
                                    Principal Occupation                   Director of the
Name/Age as of Record Date           During Last 5 Years                   Company or Bank
--------------------------------------------------------------------------------------------
Robert C. Wheeler, Age 71           Retired; Chief Executive Officer             1998
                                    of the Bank and the Company until
                                    1990

Thomas A. McCullough, Age 53        President and Chief Executive Officer        1990
                                    of the Bank and the Company.

Edward A. Coach, Age 51             Certified Public Accountant                  1997

     The following table contains certain information with respect to the nominees for Class 1 Directors whose term expires in the year 2001.

                                                                          Year First Elected
                                                                             or Appointed
                                    Principal Occupation                   Director of the
Name/Age as of Record Date           During Last 5 Years                   Company or Bank
--------------------------------------------------------------------------------------------
W. Kenneth Price, Age 59            Co-owner of Ken Mar Home                     1992
                                    Furnishings

Russell G. Newell, Age 62           Petroleum Business Owner                     1999

Sally A. Steele, Age 44             Attorney                                     1991

     The following table contains certain information with respect to the nominees for Class 2 Directors whose terms of office expire in 2002.

                                                                          Year First Elected
                                                                             or Appointed
                                    Principal Occupation                   Director of the
Name/Age as of Record Date           During Last 5 Years                   Company or Bank
--------------------------------------------------------------------------------------------

Thomas C. Burns, Age 65             Retired; Dentist                             1972

John W. Purtell, Age 70             President, S.F. Williams Inc.,               1969
                                    automobile dealership.

Brian R. Ace, Age 45                Owner of Laceyville Hardware Store           1992

Board of Directors, Committees and Attendance at Meetings

     During 1999, there were 21 meetings of the Board of Directors of the Company and 25 meetings of the Board of Directors of the Bank. All Directors except Thomas C. Burns and former Director, R. Levi Tyler (deceased) attended more than 75% of the meetings of the Board of Directors and all Committee members attended more than 75% of their meetings.

     The Board has an Audit Committee consisting of Brian Ace, W. Kenneth Price, Edward Coach and Robert C. Wheeler, which was formed in January 1994. Prior to the formation of the Audit Committee, its function was performed by the Board of Directors as a whole. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal controls followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee met once during 1999.

     The Company has a Compensation Committee consisting of Sally A. Steele, John W. Purtell, W. Kenneth Price, Thomas C. Burns and Thomas A. McCullough. The Compensation Committee makes recommendations to the Board with respect to the compensation of the officers and key employees, with the exception of Mr. McCullough whose compensation is determined by the Board of Directors as a whole. The Compensation Committee met one time during 1999.

     The Company has a Nomination Committee for nomination of new directors, consisting of W. Kenneth Price, Sally A. Steele and Robert C. Wheeler. The Nominating Committee met once during 1999.

Board of Directors Fees

     Members of the Board of Directors were compensated at the rate of $300.00 per meeting attended in 1999 and will be paid $315.00 per meeting attended in 2000. Non-employee Trust Committee members were paid $100 per meeting in 1999 and will be paid $100 per meeting in 2000.

Directors Stock Options

     The Company has a Non-Employee Director Stock Option Plan pursuant to which each Director of the Company on April 1, 1994 received an option to purchase 2,189 shares of Common Stock, another option on April 1, 1997 to purchase an additional 2,189 shares of Common Stock, and pursuant to which each Director is entitled on April 1, 2000 to receive an additional option to purchase 2,189 shares of Common Stock or such lower number as then available divided by the number of persons eligible to receive options. In addition, each Non-Employee Director received in 1996 a grant of an option to purchase 3,754 shares of Common Stock under the Company's Incentive Stock Option and Nonstatutory Stock Option Plan which was approved at the 1996 Annual Meeting of shareholders.

Directors Deferred Income (DDI) Plan

     Directors are given the option of deferring their fees or accepting a cash payment. A non-qualified Directors Deferred Income (DDI) Plan has been implemented for those Directors who wish to participate in the Plan. Under the provisions of the DDI Plan, each Director is provided with the opportunity to defer all or a portion of his fees earned as a Director in return for a future payment by the Company to the Director of deferred fees plus interest. Under the provisions of the DDI Plan, the Company and each participating Director executes an agreement whereby the Director agrees to defer all or a portion of his fees for a five-year period. The agreement provides each participating Director with a deferred income payout (payable for a ten-year period) beginning at age 65 (or at the end of the five-year deferral period if the Director is age 60 or older at the beginning of the five-year deferral period). The agreement also provides each participating Director with a pre-payout death benefit, payable to the Director's named beneficiary for a ten-year period, should a participating Director die prior to the beginning of the deferred income payout. The DDI agreement may be amended by mutual written consent of both the Director and the Company, and the Company, upon written consent of the Director (or his beneficiary, if applicable) may accelerate payment of benefits in a lump-sum present-value payment. The DDI Plan is an unfunded plan, although the Company has the right to acquire investments to informally and indirectly provide funding for the future payments under the plan.

Directors' Performance Adjusted Plan

     The Board of Directors has designed and implemented a Directors' Performance Adjusted Plan which is designed to provide certain compensation to members of the Board of Directors. The plan establishes certain annual target goals of Return on Assets ("ROA") and Return on Equity ("ROE") for the Bank and increases compensation to participating Directors based on the level of ROA and ROE reached by the Bank during the year. Target levels on ROA and ROE will be determined by the Board of Directors on an annual basis. Under the plan directors are eligible to receive annual fees ranging from $125 to $1,350 per director. For the Bank's performance in 1999, each Director received $969.88 under this plan.

Executive Compensation

     The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 1999, 1998 and 1997 to the President and Chief Executive Officer of the Company and the Bank, the only executive officer of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1999.



                           SUMMARY COMPENSATION TABLE


                                                           Long Term
                              Annual Compensation         Compensation
                              -------------------         ------------
                                                           Securities
     Name and                                              Underlying        All Other
Principal Position       Year     Salary     Bonus          Options        Compensation
---------------------------------------------------------------------------------------
Thomas A. McCullough,     1999   $95,400   $48,265(1)          0             $20,043(4)
President and Chief       1998   $90,000   $33,442(2)          0             $18,538(4)
Executive Officer         1997   $79,070   $31,977(3)          0             $17,535(4)

----------
(1) Represents bonus earned for 1999.

(2) Represents bonus earned for 1998.

(3) Represents bonus earned for 1997.

(4) Includes the Bank's 25% matching contribution and the Bank's optional contribution to his 401(k )retirement plan of $1,692 and $8,160 for 1999, $1,549 and $7,534 for 1998, and $1,355 and $6,727 for 1997. The Retirement
    Plan is a benefit available to all employees as described in the Retirement Plan below. This figure also includes $2,741 each year representing a portion of the premium on a split-dollar life insurance policy on Mr. McCullough's life. The Bank pays the annual premium until Mr. McCullough's normal retirement. Upon termination or payment of a claim, the premiums paid by the Bank will be refunded to the Bank and Mr. McCullough or his family will receive the excess amount. Mr. McCullough also participates in the non-qualified Directors Deferred Income (DDI) Plan described above which is available to all Directors who wish to defer all or a portion of their Directors fees. During 1999 Mr. McCullough elected to defer $7,450 in Directors fees.




       Aggregated Option/SAR Exercises in Last Fiscal Year
                  And FY-End Options/SAR Values

      (a)               (b)                (c)                     (d)                       (e)
                                                         Number of Securities
                                                              Underlying            Value of Unexercised
                                                             Unexercised                 In-the-Money
                                                           Options/SARs at             Options/SARs at
                        Shares                                  FY-End(#)                   FY-End($)
                     Acquired on                               Exercisable/               Exercisable/
   Name              Exercise(#)     Value Realized          Unexercisable               Unexercisable
--------------------------------------------------------------------------------------------------------
Thomas A. McCullough      0                0                  23,546/861              $682,582/$24,101

Retirement Plan

     On November 22, 1995 the Board of Directors approved the implementation of an Employee Stock Ownership Plan with 401(k) Provisions ("KSOP"), which replaced the Simplified Employee Pension Plan ("SEP") which was the retirement plan previously utilized by the Bank. The KSOP, which is a type of stock bonus plan, is a plan of deferred compensation in which Company contributions are used to provide participating employees with stock in Grange National Banc Corp. The KSOP also provides that participants may make contributions to the Plan on a before-tax basis, pursuant to provisions found under Section 401(k) of the Internal Revenue Code. Participants may elect to defer up to 15% of their compensation up to a maximum of $9,240. During 1999 the Company provided a matching contribution of 25% of employee contributions up to 6% of total compensation. The Company contributed $15,077 as matching contributions to employee deferrals during 1999. The Company also made an optional contribution to the plan of $83,343 during 1999 which represents 6% of gross salaries.

     The Company maintains a plan providing supplemental income for certain executive officers, including Thomas A. McCullough. The plan provides for the payment of a fixed annual benefit commencing at age 62, or later at the election of the Board of Directors and officer. As required by generally accepted accounting principles, the Company recognized an expense of $31,964 in 1999 and will recognize an expense of $37,365 in 2000 in connection with Mr. McCullough's benefit.

Employment Agreement

    The Company entered into an Employment Agreement on March 25, 1998 with Thomas A. McCullough, the President and Chief Executive Officer of the Company and the Bank. The Agreement provides for an initial term of three years expiring in March, 2001, but the term is extended automatically for one additional year on each anniversary date of the date of commencement of the initial term, unless either the Company or Mr. McCullough gives contrary written notice to the other before such anniversary date. Under the Agreement, Mr. McCullough will receive a base annual salary as determined by the Board of Directors (but not less than $90,000), an annual bonus in the discretion of the Board, director's fees, the use of an automobile, and other employee benefits under the Company's benefit plans. If Mr. McCullough's employment is terminated by the Company or him due to Permanent Disability (as defined), by the Company without Cause (as defined), or by Mr. McCullough by reason of Constructive Discharge (as defined), Mr. McCullough shall be entitled to receive his base salary (except that any payments shall be offset by any amounts paid to him under the Company's disability program) and shall be entitled to group medical and other insurance benefits until the end of the term of employment. If Mr. McCullough's employment is terminated by the Company for Cause or by him for reasons other than Constructive Discharge or Permanent Disability, he shall receive no payment under the Agreement. In the event of the termination of Mr. McCullough's employment after a Change in Control (as defined) of the Company, he shall be entitled to receive an amount equal to three times the average aggregate annual salary, bonus and director's fees paid to him by the Company during the three calendar years preceding the taxable year in which the date of termination occurred, and he shall be entitled to continued medical and other insurance coverage for the three-year period following the termination. Mr. McCullough shall continue to receive the benefit of the split-dollar insurance agreement and the executive supplemental income plan described above. The Agreement also provides for the non-disclosure by Mr. McCullough of confidential information of the Company and contains his agreement not to compete with the Company during the term of employment or any severance period.

Other Transactions

     The Bank has had and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its Directors, executive officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

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

Certain Filings

     Section 16(a) of the Securities Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports as to changes in beneficial ownership. Such persons are required to provide the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such reports furnished to the Company and representations that no other reports were required, the Company notes that during 1999, directors and executive officers filed all reports on time.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Daniel Kenia, P.C. acted as the Company's independent accountant for the fiscal year ended December 31, 1999. A representative of Daniel Kenia, P.C. is expected to be present at the Annual Meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals regarding the 2001 Annual Meeting must be submitted to the Company by December 1, 2000.



                                  ANNUAL REPORT

     This Proxy Statement is accompanied by the Annual Report to Shareholders of the Company for the year ended December 31, 1999.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

    Sally A. Steele, Secretary
    Grange National Banc Corp.
    Main and Bee Streets
    P.O. Box 56
    Laceyville, Pennsylvania 18623


                             By Order of the Board of Directors


                             Sally A. Steele, Secretary

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